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EXHIBIT 10.13
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                           THIRD AMENDMENT AND WAIVER

     THIS THIRD AMENDMENT AND WAIVER dated as of February 6, 1998 (this "Amendment") is among LIFE RE CORPORATION, a Delaware corporation (the "Borrower"), various financial institutions (the "Lenders"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of November 2, 1995 (as previously amended, the "Agreement") which provides for the Lenders to make Loans to the Borrower from time to time (terms defined in the Agreement and not otherwise defined herein are used herein as defined in the Agreement); and

     WHEREAS, the parties hereto desire to amend the Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1. AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Agreement shall be amended in accordance with Sections 1.1 through 1.3 below.

     1.1 Deletion of Certain Covenants. Sections 8.1.10, 8.2.1 and 8.2.2 of the Agreement are amended and restated to read in their entireties as follows:

        8.1.10. [Intentionally Deleted]

        8.2.1. [Intentionally Deleted]

        8.2.2. [Intentionally Deleted]

     1.2 Amendment of Section 8.2.4. Section 8.2.4 of the Agreement is amended by deleting the figure "45%" where it appears and inserting in lieu thereof the figure "40%".

     1.3 Amendment of Form of Compliance Certificate. Exhibit E to the Agreement is deleted in its entirety and replaced by Exhibit E attached hereto.

     SECTION 2. WAIVER. Effective on (and subject to the occurrence of) the Amendment Effective Date, the Lenders waive any Event of Default arising solely out of any failure by the Borrower to comply with Section 8.2.1 of the Agreement prior to the Amendment Effective Date.

     SECTION 3. WARRANTIES. To induce the Lenders to enter into this Amendment, the Borrower warrants that:

     3.1 Authorization. The Borrower is duly authorized to execute and deliver this Amendment and to perform its obligations under the Agreement, as amended hereby (the "Amended Agreement").

     3.2 No Conflicts. The execution and delivery of this Amendment, and the performance by the Borrower of its obligations under the Amended Agreement, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

     3.3 Validity and Binding Effect. The Amended Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     SECTION 4. CONDITIONS PRECEDENT TO EFFECTIVENESS. The amendments set forth in Section 1 hereof and the waiver set forth in Section 2 hereof shall become effective, as of the day and year
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first above written, on such date (herein called the "Amendment Effective Date")
when each of the following conditions precedent have been satisfied.

     4.1 Third Amendment. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and all Lenders.

     4.2 No Default. Except as waived pursuant hereto, no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

     SECTION 5.  GENERAL.

     5.1 Expenses. The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any document required to be furnished herewith.

     5.2 Governing Law. This Amendment shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

     5.3 Confirmation of the Agreement. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Agreement and the other Loan Documents to "Credit Agreement," "Agreement" or similar terms shall refer to the Amended Agreement.

     5.4 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                          LIFE RE CORPORATION

                                          By: /s/ CHRIS C. STROUP
                                            ------------------------------------
                                          Title:  EVP/CFO
                                             -----------------------------------

                                          By: /s/ BRUCE I. WEISER
                                            ------------------------------------
                                          Title:  Vice President
                                             -----------------------------------

                                          BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION, as
                                          Administrative Agent

                                          By: /s/ MICHAEL ERNST
                                            ------------------------------------
                                          Title: Managing Director
                                             -----------------------------------
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                                          BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION

                                          By: /s/ MICHAEL ERNST
                                            ------------------------------------
                                          Title:  Managing Director
                                             -----------------------------------

                                          FLEET NATIONAL BANK

                                          By: /s/ ANSON HARRIS
                                            ------------------------------------
                                          Title:  Vice President
                                             -----------------------------------

                                          THE BANK OF NEW YORK

                                          By: /s/ MELANIE SHOROFSKY
                                            ------------------------------------
                                          Title:  Vice President
                                             -----------------------------------

                                          MELLON BANK, N.A.

                                          By: /s/ SUSAN M. WHITEWOOD
                                            ------------------------------------
                                          Title:  Vice President
                                             -----------------------------------
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                                          BANK OF TOKYO-MITSUBISHI TRUST
                                          COMPANY

                                          By: /s/ JOHN E. BECKWITH
                                            ------------------------------------
                                          Title:  Vice President
                                             -----------------------------------

                                          BANK OF MONTREAL

                                          By: /s/ BRIAN L. BANKE
                                            ------------------------------------
                                          Title:  Director
                                             -----------------------------------